FLIA-P1 1/26

FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED JANUARY 27, 2026
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED AUGUST 1, 2025, OF
FRANKLIN INTERNATIONAL AGGREGATE BOND ETF (THE “FUND”)

Effective February 26, 2026, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI:

1) The following is added to the section titled “Fund Summary – Portfolio Managers” in the Fund's Summary Prospectus and Prospectus:

Sameer Kackar, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since February 2026.

Michael V. Salm

Portfolio Manager of Advisers and portfolio manager of the Fund since February 2026.

2) The following is added to the section titled “Fund Details – Management” in the Fund’s Prospectus:

Sameer Kackar, CFA Portfolio Manager of Advisers
Mr. Kackar has been a portfolio manager of the Fund since February 2026. He joined Franklin Templeton in 2019.

Michael V. Salm Portfolio Manager of Advisers
Mr. Salm has been a portfolio manager of the Fund since February 2026. He joined Franklin Templeton in 2024. Prior to joining Franklin Templeton, Mr. Salm was a portfolio manager for Putnam Investment Management, LLC (“Putnam Management”). He joined Putnam Management in 1997.

3) The following replaces the eighth paragraph in the section titled “Fund Details – Management” in the Fund’s Prospectus:

The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Each portfolio manager has equal authority over all aspects of the Funds' investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

4) The following is added to the section titled “Management and Other Services – Portfolio managers” in the Fund’s SAI:

Name	Type of Account	Number of Accounts Managed	Total Assets Managed (x $1 million)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (x $1 million)
Sameer Kackar*	Registered Investment Companies	3	2,509.9	None	None
	Other Pooled Investment Vehicles	2	508.3	None	None
	Other Accounts	None	None	None	None
Michael V. Salm*	Registered Investment Companies	27	40,813.3	None	None
	Other Pooled Investment Vehicles	27	24,128.0	1	24.4
	Other Accounts	23	8,686.8	3	4,172

*Information is provided as of December 31, 2025.

5) The following is added to the section titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” in the Fund’s SAI:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Sameer Kackar *	None
Michael V. Salm*	None

*Information is provided as of December 31, 2025

Please retain this supplement for future reference.